Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	December 31, 2017	December 31, 2016
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$45,372,989	$41,060,494
Held for investment, at amortized cost	77,041	76,825
Mortgage loans on real estate	2,665,531	2,480,956
Derivative instruments	1,568,380	830,519
Other investments	616,764	308,774
Total investments	50,300,705	44,757,568

Cash and cash equivalents	1,434,045	791,266
Coinsurance deposits	4,858,289	4,639,492
Accrued investment income	429,008	397,773
Deferred policy acquisition costs	2,714,523	2,905,377
Deferred sales inducements	2,001,892	2,208,218
Deferred income taxes	38,147	168,578
Income taxes recoverable	—	11,474
Other assets	254,127	173,726
Total assets	$62,030,736	$56,053,472

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$56,142,673	$51,637,026
Other policy funds and contract claims	282,884	298,347
Notes and loan payable	494,093	493,755
Subordinated debentures	242,565	241,853
Income taxes payable	34,285	—
Other liabilities	1,984,079	1,090,896
Total liabilities	59,180,579	53,761,877

Stockholders' equity:
Common stock	89,331	88,001
Additional paid-in capital	791,446	770,344
Accumulated other comprehensive income	724,599	339,966
Retained earnings	1,244,781	1,093,284
Total stockholders' equity	2,850,157	2,291,595
Total liabilities and stockholders' equity	$62,030,736	$56,053,472

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Revenues:
Premiums and other considerations	$8,537	$12,233	$34,228	$43,767
Annuity product charges	56,388	48,275	200,494	173,579
Net investment income	512,709	475,633	1,991,997	1,849,872
Change in fair value of derivatives	661,993	95,391	1,677,871	164,219
Net realized gains on investments, excluding other than temporary impairment ("OTTI") losses	2,719	844	10,509	11,524
OTTI losses on investments:
Total OTTI losses	(2,485)	(10,015)	(2,758)	(21,349)
Portion of OTTI losses recognized in (from) other comprehensive income	(591)	455	(1,872)	(1,330)
Net OTTI losses recognized in operations	(3,076)	(9,560)	(4,630)	(22,679)
Loss on extinguishment of debt	—	—	(18,817)	—
Total revenues	1,239,270	622,816	3,891,652	2,220,282

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	10,535	14,916	43,219	52,483
Interest sensitive and index product benefits	630,905	237,737	2,023,668	725,472
Amortization of deferred sales inducements	65,885	123,770	176,612	251,166
Change in fair value of embedded derivatives	290,890	(151,099)	919,735	543,465
Interest expense on notes and loan payable	6,371	7,599	30,368	28,248
Interest expense on subordinated debentures	3,864	3,331	14,124	12,958
Amortization of deferred policy acquisition costs	93,716	175,526	255,964	374,012
Other operating costs and expenses	29,366	23,445	111,691	102,231
Total benefits and expenses	1,131,532	435,225	3,575,381	2,090,035
Income before income taxes	107,738	187,591	316,271	130,247
Income tax expense	70,935	66,795	141,626	47,004
Net income	$36,803	$120,796	$174,645	$83,243

Earnings per common share	$0.41	$1.37	$1.96	$0.98
Earnings per common share - assuming dilution	$0.41	$1.35	$1.93	$0.97

Weighted average common shares outstanding (in thousands):
Earnings per common share	89,308	88,211	88,982	84,793
Earnings per common share - assuming dilution	90,727	89,178	90,311	85,605

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,989	$2,832	$2,590	$2,790	$2,767
Life contingent immediate annuity considerations	5,548	5,737	5,130	6,612	9,466
Surrender charges	13,573	13,521	13,896	13,634	11,196
Lifetime income benefit rider fees	42,815	38,410	34,707	29,938	37,079
Net investment income	512,709	500,202	493,489	485,597	475,633
Change in fair value of derivatives	661,993	362,525	266,820	386,533	95,391
Net realized gains on investments, excluding OTTI	2,719	1,579	3,873	2,338	844
Net OTTI losses recognized in operations	(3,076)	(464)	(949)	(141)	(9,560)
Loss on extinguishment of debt (b)	—	(18,389)	(428)	—	—
Total revenues	1,239,270	905,953	819,128	927,301	622,816

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,528	1,898	2,020	2,185	2,026
Life contingent immediate annuity benefits and change in future policy benefits	9,007	8,925	7,966	9,690	12,890
Interest sensitive and index product benefits (c)	630,905	501,028	472,596	419,139	237,737
Amortization of deferred sales inducements (d)	65,885	14,707	33,695	62,325	123,770
Change in fair value of embedded derivatives	290,890	229,702	174,973	224,170	(151,099)
Interest expense on notes and loan payable	6,371	7,597	8,678	7,722	7,599
Interest expense on subordinated debentures	3,864	3,502	3,422	3,336	3,331
Amortization of deferred policy acquisition costs (d)	93,716	23,023	49,547	89,678	175,526
Other operating costs and expenses	29,366	28,782	25,964	27,579	23,445
Total benefits and expenses	1,131,532	819,164	778,861	845,824	435,225
Income before income taxes	107,738	86,789	40,267	81,477	187,591
Income tax expense (a)	70,935	29,832	13,321	27,538	66,795
Net income (a)(b)(c)(d)	$36,803	$56,957	$26,946	$53,939	$120,796

Earnings per common share	$0.41	$0.64	$0.30	$0.61	$1.37
Earnings per common share - assuming dilution (a)(b)(c)(d)	$0.41	$0.63	$0.30	$0.60	$1.35

Weighted average common shares outstanding (in thousands):
Earnings per common share	89,308	89,069	88,897	88,647	88,211
Earnings per common share - assuming dilution	90,727	90,421	90,112	89,976	89,178

(a)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the new enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017. The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively.

(b)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased net income and earnings per common share - assuming dilution by $10.8 million and $0.12 per share, respectively.

(c)
Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased net income and earnings per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

(d)
Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $34.3 million and $48.2 million, respectively, and increased net income and earnings per common share - assuming dilution by $53.1 million and $0.59 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business and the impact of the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). The adjustment related to fair value accounting for our fixed index annuity business is not economic in nature but rather impacts the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Non-GAAP Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(Dollars in thousands, except per share data)
Net income (b)	$36,803	$120,796	$174,645	$83,243
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	(676)	6,436	(5,093)	7,188
Change in fair value of derivatives and embedded derivatives - fixed index annuities	5,463	(103,444)	121,846	56,634
Change in fair value of derivatives - debt	(1,085)	(3,748)	(1,224)	(1,265)
Litigation reserve	—	—	—	(1,957)
Income taxes (b)	34,003	35,927	(5,124)	(21,499)
Non-GAAP operating income	$74,508	$55,967	$285,050	$122,344

Per common share - assuming dilution:
Net income	$0.41	$1.35	$1.93	$0.97
Adjustments to arrive at non-GAAP operating income:
Net realized investment (gains) losses, including OTTI	(0.01)	0.07	(0.05)	0.08
Change in fair value of derivatives and embedded derivatives - fixed index annuities	0.06	(1.16)	1.35	0.66
Change in fair value of derivatives - debt	(0.01)	(0.04)	(0.01)	(0.01)
Litigation reserve	—	—	—	(0.02)
Income taxes	0.37	0.41	(0.06)	(0.25)
Non-GAAP operating income	$0.82	$0.63	$3.16	$1.43

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

(b)
Net income for the three months and year ended December 31, 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the new enacted federal tax rate resulting from Tax Reform. The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively. The impact of Tax Reform has been excluded from non-GAAP operating income.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$357	$8,716	$(5,879)	$11,155
Amortization of DAC and DSI	(1,033)	(2,280)	786	(3,967)
Income taxes	241	(2,290)	1,813	(2,557)
	$(435)	$4,146	$(3,280)	$4,631
Change in fair value of derivatives and embedded derivatives:
Index annuities	$8,174	$(255,710)	$270,809	$89,759
Interest rate caps and swap	(1,085)	(3,748)	(1,224)	(1,265)
Amortization of DAC and DSI	(2,711)	152,266	(148,963)	(33,125)
Income taxes	(2,170)	38,217	(42,869)	(19,637)
	$2,208	$(68,975)	$77,753	$35,732
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$—	$—	$(2,829)
Amortization of DAC and DSI	—	—	—	872
Income taxes	—	—	—	695
	$—	$—	$—	$(1,262)
Income taxes:
Impact of Tax Reform	$35,932	$—	$35,932	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income to Non-GAAP Operating Income

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016
	(Dollars in thousands, except per share data)
Net income (b)	$36,803	$56,957	$26,946	$53,939	$120,796
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	(676)	(916)	(1,559)	(1,942)	6,436
Change in fair value of derivatives and embedded derivatives - fixed index annuities	5,463	47,835	57,571	10,977	(103,444)
Change in fair value of derivatives - debt	(1,085)	(357)	465	(247)	(3,748)
Income taxes (b)	34,003	(16,281)	(19,741)	(3,105)	35,927
Non-GAAP operating income (c)(d)(e)	$74,508	$87,238	$63,682	$59,622	$55,967

Per common share - assuming dilution:
Net income	$0.41	$0.63	$0.30	$0.60	$1.35
Adjustments to arrive at non-GAAP operating income:
Net realized investment (gains) losses, including OTTI	(0.01)	(0.01)	(0.02)	(0.02)	0.07
Change in fair value of derivatives and embedded derivatives - fixed index annuities	0.06	0.52	0.64	0.12	(1.16)
Change in fair value of derivatives - debt	(0.01)	—	0.01	—	(0.04)
Income taxes	0.37	(0.18)	(0.22)	(0.04)	0.41
Non-GAAP operating income (c)(d)(e)	$0.82	$0.96	$0.71	$0.66	$0.63

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the new enacted federal tax rate resulting from Tax Reform. The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively. The impact of Tax Reform has been excluded from non-GAAP operating income.

(c)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $10.8 million and $0.12 per share, respectively

(d)
Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $31.3 million and $43.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $48.3 million and $0.53 per share, respectively.

(e)
Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Unaudited)

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016
	(Dollars in thousands)
Net realized gains on investments	$(2,719)	$(1,579)	$(3,873)	$(2,338)	$(844)
Net OTTI losses recognized in operations	3,076	464	949	141	9,560
Change in fair value of derivatives	(283,801)	(130,150)	(34,225)	(201,974)	(108,359)
Decrease in total revenues	(283,444)	(131,265)	(37,149)	(204,171)	(99,643)

Amortization of deferred sales inducements	1,499	22,442	34,550	5,459	(61,820)
Change in fair value of embedded derivatives	(290,890)	(229,702)	(174,973)	(224,170)	151,099
Amortization of deferred policy acquisition costs	2,245	29,433	46,797	5,752	(88,166)
Increase (decrease) in total benefits and expenses	(287,146)	(177,827)	(93,626)	(212,959)	1,113
Increase (decrease) in income before income taxes	3,702	46,562	56,477	8,788	(100,756)
Increase (decrease) in income tax expense	(34,003)	16,281	19,741	3,105	(35,927)
Increase (decrease) in net income	$37,705	$30,281	$36,736	$5,683	$(64,829)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Capitalization/Book Value per Share

	December 31, 2017	December 31, 2016
	(Dollars in thousands, except share and per share data)
Capitalization:
Notes and loan payable	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	246,908	246,671
Total debt	746,908	746,671
Total stockholders’ equity	2,850,157	2,291,595
Total capitalization	3,597,065	3,038,266
Accumulated other comprehensive income (AOCI)	(724,599)	(339,966)
Total capitalization excluding AOCI (a)	$2,872,466	$2,698,300

Total stockholders’ equity	$2,850,157	$2,291,595
Accumulated other comprehensive income	(724,599)	(339,966)
Total stockholders’ equity excluding AOCI (a)	$2,125,558	$1,951,629

Common shares outstanding (b)	89,331,087	88,016,188

Book Value per Share: (c)
Book value per share including AOCI	$31.91	$26.04
Book value per share excluding AOCI (a)	$23.79	$22.17

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	17.4%	18.5%
Adjusted debt / Total capitalization	17.4%	18.5%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding at December 31, 2016 includes 15,058 shares held by the NMO Deferred Compensation Trust.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes and loan payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Spread Results

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Average yield on invested assets	4.47%	4.47%	4.46%	4.51%
Aggregate cost of money	1.72%	1.85%	1.74%	1.90%
Aggregate investment spread	2.75%	2.62%	2.72%	2.61%

Impact of:
Investment yield - additional prepayment income	0.11%	0.07%	0.08%	0.06%
Cost of money effect of over hedging	0.08%	0.02%	0.06%	0.01%

Weighted average investments (in thousands)	$46,031,966	$42,654,828	$44,798,227	$41,103,504
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$526,200	$125,911	$1,594,722	$267,995
Interest credited	59,065	68,790	249,898	267,472
Included in change in fair value of derivatives:
Proceeds received at option expiration	(535,328)	(127,934)	(1,623,346)	(272,277)
Pro rata amortization of option cost	156,782	140,426	593,990	560,955
Cost of money for deferred annuities	$206,719	$207,193	$815,264	$824,145

Weighted average liability balance outstanding (in thousands)	$48,014,427	$44,832,293	$46,846,995	$43,462,073
Annuity Account Balance Rollforward

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(Dollars in thousands)
Account balances at beginning of period	$47,628,099	$44,460,569	$45,204,015	$41,249,647
Net deposits	874,952	1,115,023	3,764,984	5,356,294
Premium bonuses	41,098	82,974	216,172	353,965
Fixed interest credited and index credits	585,265	194,701	1,844,620	535,467
Surrender charges	(13,573)	(11,196)	(54,624)	(51,577)
Lifetime income benefit rider fees	(42,815)	(37,079)	(145,870)	(122,002)
Surrenders, withdrawals, deaths, etc.	(672,271)	(600,977)	(2,428,542)	(2,117,779)
Account balances at end of period	$48,400,755	$45,204,015	$48,400,755	$45,204,015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2017	2016	2017	2016
	(Dollars in thousands)
American Equity:
Fixed index annuities	$757,160	$1,139,287	$3,390,144	$5,114,178
Annual reset fixed rate annuities	18,974	17,869	74,829	64,317
Multi-year fixed rate annuities	3,773	12,671	23,424	450,474
Single premium immediate annuities	7,909	10,494	24,946	35,851
	787,816	1,180,321	3,513,343	5,664,820
Eagle Life:
Fixed index annuities	187,888	80,687	576,695	610,580
Multi-year fixed rate annuities	32,953	129,075	87,172	852,799
	220,841	209,762	663,867	1,463,379
Consolidated:
Fixed index annuities	945,048	1,219,974	3,966,839	5,724,758
Annual reset fixed rate annuities	18,974	17,869	74,829	64,317
Multi-year fixed rate annuities	36,726	141,746	110,596	1,303,273
Single premium immediate annuities	7,909	10,494	24,946	35,851
Total before coinsurance ceded	1,008,657	1,390,083	4,177,210	7,128,199
Coinsurance ceded	125,796	264,566	387,280	1,736,054
Net after coinsurance ceded	$882,861	$1,125,517	$3,789,930	$5,392,145
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at December 31, 2017:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.6	8.3	13.3%	$46,333,960	95.7%
Annual Reset Fixed Rate Annuities	10.7	4.4	7.5%	1,420,090	2.9%
Multi-Year Fixed Rate Annuities	6.7	2.6	5.5%	646,705	1.4%
Total	13.4	8.1	13.0%	$48,400,755	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$764,653	$2,220,767
0.0% < 2.0%	43,062	292,754
2.0% < 3.0%	16,954	210,079
3.0% < 4.0%	12,820	174,964
4.0% < 5.0%	23,941	469,479
5.0% < 6.0%	50,130	478,592
6.0% < 7.0%	65,577	674,898
7.0% < 8.0%	122,180	1,565,020
8.0% < 9.0%	297,953	1,937,314
9.0% < 10.0%	46,263	2,574,246
10.0% or greater	623,262	35,735,847
	$2,066,795	$46,333,960

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,985,420	0.00%
2018	665,233	2.36%
2019	505,493	3.95%
2020	854,872	5.73%
2021	1,357,844	7.47%
2022	1,977,098	8.82%
2023	4,813,325	10.56%
2024	5,255,527	12.06%
2025	6,080,254	12.34%
2026	5,027,350	13.73%
2027	4,324,191	14.97%
2028	2,370,181	17.32%
2029	2,994,818	18.20%
2030	2,755,760	18.50%
2031	3,313,669	18.99%
2032	1,953,275	19.49%
2033	1,132,282	19.98%
2034	34,163	20.00%
	$48,400,755	13.01%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$972,268	$1,584,301
› 0.0% - 0.25%	67,082	255,775
› 0.25% - 0.5%	248,654	4,446
› 0.5% - 1.0%	67,792	24,154
› 1.0% - 1.5%	11,923	—
1.00% ultimate guarantee - 2.67% wtd avg interest rate (a)	447,168	258,150
1.50% ultimate guarantee - 1.23% wtd avg interest rate (a)	160,166	4,455,133
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	91,742	—
2.25% ultimate guarantee - 1.96% wtd avg interest rate (a)	—	1,065,450
3.00% ultimate guarantee - 2.15% wtd avg interest rate (a)	—	2,023,289
Allocated to index strategies (see tables that follow)	—	36,663,262
	$2,066,795	$46,333,960

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2017 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.17%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,732	$99,805	$2,755,745	$86,833	$203,423
1.75% - 3%	6,838,653	—	—	—	—
3% - 4%	1,005,369	15,464	—	—	—
4% - 5%	408,384	202,556	4,292,070	—	—
5% - 6%	436,650	154,499	37,846	—	—
6% - 7%	—	—	139	—	—
>= 7%	—	7,784	1,543	8,480	2,024

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$601	$422,460	$126,318	$146,469
< 20%	551,866	—	—	—
20% - 40%	921,685	190,074	—	—
40% - 60%	948,379	115,221	76,625	—
>= 60%	13,674	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$109,371
1.10% - 1.30%	4,946,669
1.40% - 1.60%	5,205,202
1.70% - 2.00%	3,017,689
>= 2.10%	15,623

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	213,810
2.25% - 2.75%	828,426
3.00% - 4.00%	1,738,697
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.59% based upon prices of options for the week ended January 16, 2018.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Summary of Invested Assets

	December 31, 2017		December 31, 2016
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$11,876	—%	$11,805	—%
United States Government sponsored agencies	1,305,017	2.6%	1,344,787	3.0%
United States municipalities, states and territories	4,166,812	8.3%	3,926,950	8.8%
Foreign government obligations	239,360	0.5%	236,341	0.5%
Corporate securities	29,956,012	59.6%	27,191,243	60.8%
Residential mortgage backed securities	1,105,567	2.2%	1,254,835	2.8%
Commercial mortgage backed securities	5,544,850	11.0%	5,365,235	12.0%
Other asset backed securities	3,120,536	6.2%	1,806,123	4.0%
Total fixed maturity securities	45,450,030	90.4%	41,137,319	91.9%
Mortgage loans on real estate	2,665,531	5.3%	2,480,956	5.5%
Derivative instruments	1,568,380	3.1%	830,519	1.9%
Other investments	616,764	1.2%	308,774	0.7%
	$50,300,705	100.0%	$44,757,568	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2017

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$28,274,379	62.2%	Aaa/Aa/A	$27,909,879	61.4%
2	15,869,219	34.9%	Baa	16,048,610	35.3%
3	1,158,001	2.5%	Ba	1,035,676	2.3%
4	117,542	0.3%	B	130,857	0.3%
5	20,927	0.1%	Caa	134,586	0.3%
6	9,962	—%	Ca and lower	190,422	0.4%
	$45,450,030	100.0%		$45,450,030	100.0%
Watch List Securities - December 31, 2017

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Below investment grade
Corporate securities:
Energy	$29,055	$(4,966)	$24,089	7 - 56
Industrials	2,500	(150)	2,350	38
Materials	3,990	770	4,760	—
Telecommunications	2,100	480	2,580	—
Other asset backed securities:
Financials	6,141	(3,524)	2,617	55 - 81
	$43,786	$(7,390)	$36,396

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Fixed Maturity Securities by Sector

	December 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,320,151	$1,316,893	$1,380,204	$1,356,592
United States municipalities, states and territories	3,804,360	4,166,812	3,626,395	3,926,950
Foreign government obligations	228,214	239,360	229,589	236,341
Corporate securities:
Capital goods	2,405,102	2,570,734	2,248,219	2,332,625
Consumer discretionary	5,889,227	6,232,728	5,485,150	5,643,308
Energy	2,554,199	2,666,172	2,439,809	2,453,649
Financials	6,004,618	6,369,570	5,377,810	5,552,349
Industrials	283,915	291,174	186,684	187,191
Information technology	1,829,396	1,932,131	1,718,190	1,759,229
Materials	1,801,312	1,901,090	1,767,460	1,797,013
Other	989,641	1,052,676	1,009,390	1,037,307
Telecommunications	1,461,536	1,539,840	1,472,094	1,507,943
Transportation	1,152,637	1,218,964	1,105,324	1,133,087
Utilities	3,756,070	4,103,887	3,523,083	3,710,711
Residential mortgage backed securities:
Government agency	628,320	668,641	648,752	693,805
Prime	254,627	266,875	323,878	338,761
Alt-A	130,757	154,566	166,557	193,018
Re-Remic	14,780	15,485	27,757	29,251
Commercial mortgage backed securities:
Government agency	554,514	564,400	559,850	560,726
Non-agency	4,977,408	4,980,450	4,862,405	4,804,509
Other asset backed securities:
Auto	298,142	299,688	240,297	237,678
Financials	1,976,720	1,986,259	865,235	866,203
Industrials	243,859	251,321	216,712	219,917
Military housing	433,840	461,452	339,186	351,903
Other	123,414	121,816	132,095	128,592
Utilities	—	—	1,830	1,830
Redeemable preferred stock - financials	—	5	—	6
	$43,116,759	$45,372,989	$39,953,955	$41,060,494
Held for investment:
Corporate security - financials	$77,041	$76,460	$76,825	$68,766

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Mortgage Loans on Commercial Real Estate

	December 31, 2017		December 31, 2016
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$548,067	20.5%	$635,434	25.5%
Middle Atlantic	163,485	6.1%	151,640	6.1%
Mountain	308,486	11.5%	235,932	9.5%
New England	12,265	0.5%	12,724	0.5%
Pacific	466,030	17.4%	385,683	15.5%
South Atlantic	609,736	22.8%	519,065	20.8%
West North Central	324,808	12.2%	325,447	13.1%
West South Central	241,438	9.0%	224,694	9.0%
	$2,674,315	100.0%	$2,490,619	100.0%

Property type distribution
Office	$283,926	10.6%	$308,578	12.4%
Medical office	34,338	1.3%	50,780	2.1%
Retail	1,040,028	38.9%	886,942	35.6%
Industrial/Warehouse	677,770	25.3%	700,644	28.1%
Apartment	462,897	17.3%	375,837	15.1%
Mixed use/other	175,356	6.6%	167,838	6.7%
	$2,674,315	100.0%	$2,490,619	100.0%

	December 31, 2017	December 31, 2016
Credit exposure - by payment activity
Performing	$2,670,657	$2,489,028
In workout	1,436	1,591
Delinquent	—	—
Collateral dependent	2,222	—
	2,674,315	2,490,619
Specific loan loss allowance	(1,418)	(1,327)
General loan loss allowance	(6,100)	(7,100)
Deferred prepayment fees	(1,266)	(1,236)
	$2,665,531	$2,480,956

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26

2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24

2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2017

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com